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                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         September 29, 1998

           Date of Report (Date of earliest event reported)


                 Arrhythmia Research Technology, Inc.

        (Exact name of registrant as specified in its charter)


          Delaware                     1-9731              72-0925679

(State of other jurisdiction        (Commission          (IRS Employer
      of incorporation)             File Number)      Identification No.)


                   5910 Courtyard Drive, Suite 300
                         Austin, Texas 78731

              (Address of principal executive offices)


                            (512) 343-6912

        (Registrant's telephone number, including area code)


                                 N/A
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     BDO Seidman LLP has been engaged as the registrant's principal accountant to audit the registrant's financial statements. The date of BDO Seidman LLP's engagement was September 29, 1998.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARRHYTHMIA RESEARCH TECHNOLOGY, INC.


Date: October 6, 1998                  By:  /s/ Anthony A. Cetrone
                                            -----------------------------------
                                            Anthony A. Cetrone, President


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